Dryden Municipal Bond Fund

Dryden National Municipals Fund

Dryden California Municipal Fund

Supplement dated April 12, 2007

This Supplement amends the Prospectus and Statement of Additional Information (SAI) of each of the funds identified below.

Effective as of April 13, 2007, Dennis Hepworth is no longer a portfolio manager for the funds. Susan Courtney and Robert Tipp, CFA continue as portfolio managers for each fund.

To reflect this change, all references to Mr. Hepworth contained in the Prospectus and SAI of each fund are hereby deleted.

Fund	Prospectus Date	SAI Date
Dryden Municipal Bond Fund – Insured Series	June 30, 2006	June 30, 2006
Dryden Municipal Bond Fund – High Income Series	June 30, 2006	June 30, 2006
Dryden National Municipals Fund, Inc.	March 2, 2007	March 2, 2007
Dryden California Municipal Fund – California Income Series	October 31, 2006	October 31, 2006

LR00151

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